CENTRAL SECURITIES CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 9, 2011

     NOTICE is hereby given that the Annual Meeting of Stockholders of Central Securities Corporation will be held at The University Club, One West 54th Street, 7th Floor, New York, New York on Wednesday, March 9, 2011 at 10:30 A.M., for the following purposes:

     1. To elect a board of six directors;

     2. To act upon a proposal to ratify the selection of KPMG LLP as independent registered public accounting firm for the Corporation for the ensuing year; and

     3. To act upon such other matters as may properly come before the meeting.

     The Board of Directors has fixed the close of business on January 21, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting, and only stockholders of record on such date are entitled to vote on these matters at the meeting or any adjournment thereof.

By order of the Board of Directors

MARLENE A. KRUMHOLZ
Secretary

New York, New York
February 3, 2011

     A proxy is enclosed with this Notice and Proxy Statement. Please complete, SIGN and promptly return your proxy in the enclosed envelope. This will assure a quorum and save further solicitation costs.

PROXY STATEMENT

February 3, 2011

CENTRAL SECURITIES CORPORATION
630 FIFTH AVENUE
NEW YORK, NEW YORK 10111
(Tel. No. 212-698-2020)

     This Proxy Statement and the enclosed proxy card are first being mailed to stockholders on or about February 3, 2011 in connection with the solicitation of proxies by the Board of Directors of Central Securities Corporation (the “Corporation”) for use at the Annual Meeting of Stockholders of the Corporation to be held on March 9, 2011, or any adjournment thereof (the “Meeting”). Properly executed proxies received by the Corporation prior to the Meeting will be voted in accordance with the specific voting instructions indicated on the proxy. If no instructions are specified, the shares will be voted for the nominees for director and in favor of proposal (2). Any proxy may be revoked at any time before it is exercised at the Meeting by the delivery of written notice to the Secretary of the Corporation, by executing and delivering a later-dated proxy or by appearing and voting in person by ballot at the Meeting.

     The record date for stockholders entitled to vote at the Meeting is the close of business on January 21, 2011. On that date, the Corporation had outstanding 22,779,391 shares of Common Stock.

     The holders of the Corporation’s Common Stock shall be entitled to one vote per share. The presence, in person or by proxy, of a majority of the issued and outstanding stock of the Corporation shall constitute a quorum for the transaction of business at the Meeting.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, OF
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS,
AND OF EXECUTIVE OFFICERS

     The following table sets forth information based on data provided to the Corporation, as of December 31, 2010 regarding the share ownership of each person who is known to the Corporation to have been a beneficial owner of more than five percent of the Common Stock of the Corporation, of each nominee for election to the Board of Directors of the Corporation, of certain executive officers, and of all directors and executive officers as a group:

Name of Nominee to the Board of Directors, Officer, or Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class

Simms C. Browning*	5,250		(2)
Donald G. Calder*	81,645	(3)	(2)
David C. Colander*	4,154		(2)
Jay R. Inglis*	2,610		(2)
Christian A. Johnson Endeavor Foundation(4) 1060 Park Avenue New York, New York 10128	7,637,039		33.5
Wilmot H. Kidd*	2,641,559	(5)(7)	11.6
Mrs. Wilmot H. Kidd 1060 Park Avenue New York, New York 10128	2,641,559	(5)(7)	11.6
C. Carter Walker, Jr.*	396,177	(6)(7)	1.7
Marlene A. Krumholz	1,781		(2)
Lawrence P. Vogel	1,033		(2)
All directors and officers as a group	2,833,341	(7)	12.4

* Indicates nominee for election to the Board of Directors.

     The address of each nominee to the Board of Directors and Officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York, 10111.

     (1) Except as otherwise indicated, to the Corporation’s knowledge the beneficial owner had sole investment power and sole voting power with respect to the shares shown opposite the name of such beneficial owner.

     (2) As calculated on the basis of 22,779,391 shares of Common Stock outstanding on December 31, 2010, Messrs. Browning, Calder, Colander, Inglis, Vogel and Ms. Krumholz each owned less than 1% of the outstanding Common Stock.

     (3) Includes 15,726 shares of Common Stock owned by Mr. Calder’s wife or for the benefit of their children and 9,318 shares of Common Stock owned by the Donald Grant and Ann Martin Calder Foundation (the “Calder Foundation”). Mr. Calder is the President and Treasurer of the Calder Foundation. He disclaims beneficial ownership of all such shares.

     (4) Mrs. Wilmot H. Kidd, whose husband is the President of the Corporation, is President and Trustee of the Christian A. Johnson Endeavor Foundation.

     (5) An aggregate of 2,641,559 shares of Common Stock were included in the shares beneficially owned by each of Mr. and Mrs. Kidd. The shares set forth for each of Mr. and Mrs. Kidd include 403,292 shares

(Footnotes continued on following page)

(Footnotes continued from previous page)

of Common Stock owned by Mr. Kidd as to which Mr. and Mrs. Kidd had shared investment power and shared voting power and as to which Mrs. Kidd disclaims beneficial ownership; 821,013 shares of Common Stock owned by Mrs. Kidd or held in trusts for her benefit as to which Mr. and Mrs. Kidd had shared investment power and shared voting power and as to which Mr. Kidd disclaims beneficial ownership; and 1,391,329 shares of Common Stock held in trusts or LLCs for the benefit of Mr. and Mrs. Kidd’s children and other family members as to which Mr. and Mrs. Kidd had shared investment power and shared voting power and as to which Mr. and Mrs. Kidd disclaim beneficial ownership. The shares set forth for each of Mr. and Mrs. Kidd also include 25,925 shares of Common Stock held in trust for the benefit of the children of Mr. C. Carter Walker, Jr. as to which Mr. Kidd had shared investment power and shared voting power and as to which Mr. and Mrs. Kidd disclaim beneficial ownership.

     (6) Includes 36,509 shares of Common Stock owned by Mr. Walker’s wife as to which Mr. Walker had shared investment power and shared voting power and 300,868 shares of Common Stock held in trust for the benefit of Mrs. Wilmot H. Kidd or her children as to which Mr. Walker had shared investment power and shared voting power. Mr. Walker disclaims beneficial ownership of all such shares. Mr. Walker’s shares also include 8,200 shares pledged as collateral for a personal loan.

     (7) An aggregate of 300,868 shares of Common Stock as described in Note (6) were included in the shares beneficially owned by each of Mr. Kidd, Mrs. Kidd and Mr. Walker.

VALUE OF BENEFICIAL SHARE OWNERSHIP BY DIRECTORS

     The dollar range of the value of equity securities of the Corporation beneficially owned by each director as of December 31, 2010 is as follows:

Dollar Range of
Independent Directors	Share Ownership

Simms C. Browning	Over $100,000
Donald G. Calder	Over $100,000
David C. Colander	$50,001 - $100,000
Jay R. Inglis	$50,001 - $100,000
C. Carter Walker, Jr.	Over $100,000

Interested Director

Wilmot H. Kidd	Over $100,000

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation’s directors, executive officers and persons who own more than ten percent of a registered class of the Corporation’s equity securities to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     To the Corporation’s knowledge, based solely on review of copies of such reports furnished to the Corporation and written representations that no other such reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that Donald G. Calder, a Director of the Corporation, filed late with the SEC a Form 4 for fiscal 2006 relating to two purchases of Common Stock by trusts of which Mr. Calder is a Trustee for the benefit of his children.

VOTING PROCEDURES

     The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to so vote. Shares of Common Stock represented by proxies which are marked “withhold authority” with respect to the election of any one or more nominees for election as director will not be voted with respect to the nominee or nominees so indicated. The ratification of the selection of the independent registered public accounting firm of the Corporation requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to so vote. Shares of Common Stock represented by proxies which are marked “abstain” with respect to this matter will be counted for the purpose of determining the number of shares present and entitled to vote, and shall therefore have the same effect as if the shares represented thereby were voted against such matter. Broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and such nominee does not possess or choose to exercise his discretionary authority with respect thereto) will be treated as present for purposes of determining a quorum but not entitled to vote at the Meeting for the purpose of determining the number of votes needed with respect to each item to be voted upon, and shall therefore have no effect on such vote.

PROPOSAL 1. ELECTION OF DIRECTORS

     The Board of Directors nominates, based on the recommendation of the Nominating Committee, six directors to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. The Board of Directors seeks as directors individuals who have very high integrity, are business savvy, maintain an owner-oriented attitude and possess a deep genuine interest in the Corporation. The Board of Directors has nominated and recommends for election Mr. Simms C. Browning, Mr. Donald G. Calder, Mr. David C. Colander, Mr. Jay R. Inglis, Mr. Wilmot H. Kidd and Mr. C. Carter Walker, Jr. All the nominees have consented to become directors and all were elected at the last Annual Meeting of Stockholders.

     Duly authorized proxies will be voted for the above-listed nominees. If any nominee for director is unable or declines to serve, for any reason not now foreseen, the discretionary authority provided in the proxy will be exercised to vote for a substitute. Information about the nominees, including positions with the Corporation and directorships of public corporations during the past five years, is set forth below. This information includes the experience, qualifications and skills that each individual brings to the Board.

Interested Director:

     Wilmot H. Kidd, age 69, has been a director of the Corporation since 1972. He has served as its President since 1973 and in addition to his duties as President, became Chairman of the Board of Directors in 2010. Mr. Kidd is primarily responsible for the Corporation’s investments and research. Mr. Kidd has provided guidance to the Corporation and brings to the Board an understanding of the Corporation and its strategy acquired over 38 years of involvement with the Corporation.

Independent Directors:

     Jay R. Inglis, age 76, has been a director of the Corporation since 1973. He currently serves as the Corporation’s Lead Independent Director. He has been Vice President and General Counsel for International Claims Management, Inc., an insurance management company, since 2006. Prior thereto, he was Executive Vice President of National Marine Underwriters, an insurance management company. Mr. Inglis has a broad perspective based on his tenure on the Corporation’s Board as well as his experience as a lawyer, investment banker and insurance executive.

     Simms C. Browning, age 70, has been a director of the Corporation since 2005. Mr. Browning retired in 2003 following a 33 year career with Neuberger Berman, LLC, an asset manager, where he served as a Vice President in research, sales and asset management capacities. He is a certified financial analyst. Mr. Browning brings to the Board extensive experience in research and investing.

     Donald G. Calder, age 73, has been a director of the Corporation since 1982. Mr. Calder has been the Chairman of Clear Harbor Asset Management, LLC since 2010 after a 45-year affiliation with G.L. Ohrstrom & Co., a private investment firm, where he served as President. During the past five years, Mr. Calder has also served as a director of Brown-Forman Corporation, Carlisle Companies, Inc. and Roper Industries, Inc. Mr. Calder’s brings to the Board knowledge of private equity investments and valuation. In addition, Mr. Calder’s service on other public company boards provides him with valuable experience.

     David C. Colander, age 63, has been a director of the Corporation since 2009. Mr. Colander is a Professor of Economics at Middlebury College. He has authored or co-authored numerous economics textbooks and articles. Mr. Colander brings to the Board insight with respect to general economic conditions.

     C. Carter Walker, Jr., age 76, has been a director of the Corporation since 1974. Mr. Walker is a private investor with over forty years of bank and investment experience. He provides insight based on his years of experience on the Corporation’s Board.

     The Board believes that each Director’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Director brings to the entire Board, with no single Director, or particular factor, being indicative of Board effectiveness.

Board Composition and Leadership Structure

     Currently, all of the directors except Mr. Kidd, who is an “interested person” as defined under the Investment Company Act of 1940, are independent. In 2010, Mr. Kidd was named Chairman of the Board of Directors in addition to his position as President of the Corporation. At that time, the Board also designated a Lead Independent Director who presides over executive sessions of the Directors and serves between meetings as a liaison between the Directors and management on matters, including scheduling agenda items for Board meetings. Designation as Lead Independent Director does not impose on the Lead Independent Director any obligations different from other Directors. Currently, Mr. Inglis serves as the Lead Independent Director; however, the individual designated as Lead Independent Director may change from time to time. The Board holds executive sessions, without interested Directors or members of management, at least quarterly.

     The Board has determined that its current leadership structure is appropriate because it enables the Board to exercise informed and independent judgment through a leader who is directly accountable to the Board. Mr. Kidd’s extensive knowledge of the Corporation together with his strategic abilities provides the Board with strong leadership and helps improve the efficiency of decision making by the Board. The Board believes that this leadership structure is in the best interest of the Corporation and its stockholders at this time and in light of Mr. Kidd’s unique qualifications, and that the appropriate leadership structure is a matter that should be discussed and determined by the Board from time to time based on all of the then-existing facts and circumstances.

Board Committees and Meetings

     The Board of Directors held eight regular meetings in 2010. All directors attended at least 75% of the meetings of the Board of Directors and meetings of the committees on which they served. The Board of Directors maintains an Audit Committee and a Nominating Committee. Both the Audit Committee and the Nominating Committee consist of Messrs. Browning, Calder, Colander, Inglis and Walker, each of whom are independent as defined in Section 803(A) of the NYSE Amex Exchange’s listing standards and none of whom are “interested persons” as defined under the Investment Company Act of 1940. The Board of Directors does not have a Compensation Committee.

     The Nominating Committee met once during 2010. This committee is responsible for the review and recommendation of candidates for the Board of Directors. The committee operates subject to a charter which may be viewed on the Corporation’s website at www.centralsecurities.com. The Nominating Committee will consider director nominee recommendations by stockholders provided the names of such nominees, accompanied by relevant biographical information, are submitted in writing to the Secretary of the Corporation. Any such recommendation must be accompanied by a written statement from the individual of his or her consent to be named as a candidate, and, if nominated and elected, to serve as director.

     In making its recommendations, the Nominating Committee identifies candidates who meet the current needs of the Board. The Nominating Committee does not have any specific minimum qualifications that must be met by a nominee. The Nominating Committee considers, among other things, an individual’s judgment, background and experience including business experience, industry experience and financial background. The Nominating Committee also considers whether the individual meets the independence requirements of the NYSE Amex and whether the individual would be considered an “interested person” under the

Investment Company Act of 1940. With respect to nomination of continuing directors, the individual’s past service to the Board is also considered. In addition, the Nominating Committee is guided by the following criteria: each Director should have integrity and the ability to work constructively with others; each Director should have sufficient time available to devote to the affairs of the Corporation in order to carry out the responsibilities of a Director; and each Director should be free of any conflict which would interfere with the proper performance of the responsibilities of a Director. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying Board candidates. There are no differences in the manner in which the Nominating Committee evaluates nominees for directors if the nominee is recommended by a stockholder.

     The Audit Committee assists the Board of Directors by overseeing the accounting and financial reporting process of the Corporation and the audits of its financial statements. It operates subject to a charter which has been reviewed by the Audit Committee and approved and adopted by the Board of Directors. The Audit Committee charter may be viewed on the Corporation’s website at www.centralsecurities.com. The Audit Committee met four times during 2010.

Oversight Responsibilities

     The Corporation’s operations entail a variety of risks including investment, administration, valuation and compliance matters. Although management of the Corporation is responsible for managing these risks on a day-to-day basis, the Board also addresses these risks as part of its regular meetings. In particular, as part of its general oversight, the Board reviews with management the risks being undertaken by the Corporation. The Audit Committee discusses the Corporation’s financial reporting and internal controls with management and the independent registered accounting firm engaged by the Corporation. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board’s oversight function is facilitated by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and the controls, policies and procedures to mitigate those risks. The Corporation believes that its leadership structure enhances risk oversight.

Stockholder Communications

     Stockholders may send written communications to any member of the Board of Directors c/o Corporate Secretary, Central Securities Corporation, 630 Fifth Avenue, New York, New York, 10111. All communications will be compiled by the Corporate Secretary and submitted to the director.

     Each of the Corporation’s directors is encouraged to attend the annual meeting of stockholders in person. All of the Corporation’s directors attended the Corporation’s 2010 Annual Meeting.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed the audited financial statements of the Corporation for the year ended December 31, 2010, and has met with management and KPMG LLP, the Corporation’s independent registered public accounting firm, to discuss the audited financial statements.

     The Audit Committee received from KPMG LLP written disclosures regarding their independence and the letter required by the applicable requirements of the Public Company Accounting Oversight Board, and has discussed with KPMG LLP their independence. In connection with its review, the Audit Committee has also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1. Au Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

     Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Corporation’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Corporation’s auditors are “independent.”

     Based on its review and discussions with management and KPMG LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation’s Annual Report to Stockholders for the year ended December 31, 2010.

Members of the Audit Committee are:

Simms C. Browning
Donald G. Calder
David C. Colander
Jay R. Inglis
C. Carter Walker, Jr.

EXECUTIVE OFFICERS OF THE CORPORATION

     The executive officers of the Corporation are Mr. Wilmot H. Kidd, President, Ms. Marlene A. Krumholz, Vice President and Secretary, and Mr. Lawrence P. Vogel, Vice President and Treasurer. Information concerning Mr. Kidd is given above under “Election of Directors.” Ms. Krumholz, 47, was elected Secretary in 2001 and Vice President in 2009. Mr. Vogel, 54, joined the Corporation in 2009 and was elected Vice President in 2009 and Treasurer in 2010. Mr. Vogel was a Vice President of Ameriprise Financial, Inc. from 2008 – 2009 and Senior Vice President, J. & W. Seligman & Co. Incorporated and Vice President, Seligman Group of Investment Companies prior thereto. Executive officers serve as such until the election of their successors.

COMPENSATION

     The table below sets forth for all directors and for each of the three highest-paid executive officers the aggregate compensation received from the Corporation for 2010 for services in all capacities:

			Pension or
			Retirement
			Benefits Accrued
Name of Person,	Aggregate		as Part of
Position	Compensation		Expenses(1)

Simms C. Browning
Director	$ 30,000
Donald G. Calder
Director	28,000
David C. Colander
Director	27,750
Jay R. Inglis
Lead Independent Director	32,500
C. Carter Walker, Jr.
Director	28,750
Wilmot H. Kidd
President and Chairman(2)	950,000		$36,750
Marlene A. Krumholz
Vice President and Secretary	330,000	(3)	36,750
Lawrence P. Vogel
Vice President and Treasurer	310,000	(3)	36,750

(1) Represents contributions to the Corporation’s Profit Sharing Plan.

(2) All remuneration received by Mr. Kidd was in his capacity as President of the Corporation.

(3) Includes compensation of $40,000 and $60,000 accrued in 2010 for Ms. Krumholz and Mr. Vogel, respectively, deferred until January 2011.

     Each director who is not an officer is paid an annual retainer of $16,000, a fee of $1,000 for each Board of Directors meeting attended in person, and $750 for participating in a Board of Directors meeting by telephone. Each member of the Audit Committee and the Nominating Committee is paid $1,000 for each Committee meeting attended. The Lead Independent Director is paid an additional annual retainer of $5,000. Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings.

Profit Sharing Plan

     The Profit Sharing Plan (the “Plan”) allows contributions by the Corporation from its profits of up to 25% of an employee’s compensation; for the year ended 2010 the Corporation contributed 15% of employee compensation to the Plan, subject to Internal Revenue Code limitations. Generally, all salaried employees of the Corporation are eligible to participate in the Plan. The vested contributions credited to an employee’s account are payable at normal retirement (age 65), early retirement (age 55), or disability retirement, death or other termination of employment and may be paid in various forms, including a lump sum cash payment or a monthly annuity. Each participant’s benefits vest after three years of employment.

     Employees may withdraw the amounts of any voluntary contributions made prior to 1991 and may, under certain conditions, withdraw or borrow against vested Corporation contributions. Under the Plan, each employee is permitted to invest the assets in his account in the capital stock of one or more investment companies from a selection provided from time to time by the Plan Administrator. Such regulated investment companies include, among others, U.S. Treasury funds; corporate, government and international bond funds; and general and specialized stock funds.

PROPOSAL 2. RATIFICATION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

     Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

Audit Fees and Services

     During the last two fiscal years, the Corporation engaged KPMG LLP for its services as follows:

	2010		2009

Audit fees	$62,500	(1)	$56,000	(1)
Audit-related fees	0		0
Tax fees	17,800	(2)	17,800	(2)
All other fees	0		0

Total	$80,300		$73,800

(1)	Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.
(2)	Includes fees for services performed with respect to tax compliance and tax planning.

     All of the audit and tax services provided by KPMG LLP for fiscal year 2010 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

     At a meeting held January 26, 2011, a majority of the directors who were not “interested persons” (as defined under the Investment Company Act of 1940) selected KPMG LLP to act as independent registered public accountants for the Corporation during 2011. A representative of KPMG LLP is not expected to be present at the Corporation’s Annual Meeting of Stockholders.

     Stockholders are invited to ratify the selection of KPMG LLP as independent registered public accounting firm of the Corporation for the year 2011. KPMG LLP has no direct or material indirect financial interest in the Corporation other than its employment in such capacity.

     The Board of Directors recommends a vote FOR this proposal.

OTHER MATTERS

     The Board of Directors knows of no other matters which may properly be, and are likely to be, brought before the Meeting. However, if any proper matters are brought before the Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote thereon according to their best judgment.

2012 STOCKHOLDER PROPOSALS

     Any stockholder proposals for inclusion in the Corporation’s proxy statement for the 2012 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934 (“14a-8 proposals”) must be received by the Corporation at its office at 630 Fifth Avenue New York, New York 10111 prior to October 8, 2011.

     Pursuant to Rule 14a-4 of the Securities and Exchange Act of 1934, the Corporation will have discretionary voting authority with respect to any non-Rule 14a-8 proposals for the 2012 Annual Meeting of Stockholders that are not received by the Corporation prior to December 22, 2011.

MISCELLANEOUS

     The Corporation will pay all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the Corporation may also solicit proxies by telephone or personal interview. The Corporation will request brokers, banks and nominees who hold stock in their names to furnish this proxy material to the beneficial owners thereof and to solicit proxies from them, and will reimburse such brokers, banks and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.

     A copy of the Annual Report including financial statements for the year ended December 31, 2010 is enclosed.

     Please date, sign and return the enclosed proxy at your earliest convenience. No postage is required for mailing in the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON MARCH 9, 2011

     This Proxy Statement and the Annual Report are available free of charge on the Corporation’s website at www.centralsecurities.com/financialreports.cfm

Central Securities Corporation

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold
	01 - Simms C. Browning	☐	☐	02 - Donald G. Calder	☐	☐	03 - David C. Colander	☐	☐

	04 - Jay R. Inglis	☐	☐	05 - Wilmot H. Kidd	☐	☐	06 - C. Carter Walker, Jr.	☐	☐

		For	Against	Abstain
2.	Approval of KPMG LLP as independent registered public accounting firm for 2011.	☐	☐	☐	3.	In their discretion, upon such other matters as may properly come before the meeting or any adjournments thereof.

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Central Securities Corporation

Proxy Solicited on Behalf of the Board of Directors of
the Company for Annual Meeting March 9, 2011

The undersigned hereby appoints WILMOT H. KIDD and MARLENE A. KRUMHOLZ, and each of them, as attorneys with power of substitution, to represent the undersigned at the annual meeting of stockholders of Central Securities Corporation to be held at The University Club, One West 54th Street, 7th Floor, New York, New York on March 9, 2011 at 10:30 o’clock A.M., and at any adjournment thereof, on all matters which may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR election of directors and FOR Proposal 2.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Items to be voted appear on reverse side.)